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                                       8-K
                                 Current Report

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2001

                           DRESSER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                               75-2926785
(State or other Jurisdiction      (Commission                (I.R.S. Employer
       Incorporation)             File Number)            Identification Number)

                                   ----------

                                   Suite 1100
                              15455 Dallas Parkway
                              Addison, Texas 75001
                                 (972) 361-9800
                          (principal executive offices)

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Item 5. OTHER EVENTS

     Effectiveness of Registration Statement on Form S-4

     Pursuant to a registration statement (No. 333-60778) declared effective by the Commission on October 5, 2001, the registrant offered for exchange its subsidiary guarantees of $300,000,000 in aggregate principal amount of 9 3/8% senior subordinated notes due 2011 issued by Dresser, Inc. for guarantees of $300,000,000 in aggregate principal amount of 9 3/8% senior subordinated notes due 2011 issued by Dresser, Inc. which have been registered under the Securities Act of 1933, as amended. The exchange offer expired on November 5, 2001.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

EXHIBIT NO. 99.1 DESCRIPTION

     Amendment No. 2 to Form S-4 as filed with the Commission on September 27, 2001.

                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 10, 2002

DRESSER INTERNATIONAL, INC.

By: /s/ Stan McGlothlin
    --------------------------
    Name: Stan McGlothlin
    Title: Secretary

                                      S-1
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1           Amendment No. 2 to registration statement